Rule 497(e)
1940 Act File No. 811-05549
1933 Act Reg. No. 033-21718

REYNOLDS FUNDS, INC.

Supplement dated October 3, 2005 to
Prospectus dated January 31, 2005

        This supplement adds certain information to your Prospectus dated January 31, 2005. Please read it carefully and keep it with your Prospectus for future reference.

Important Information About the Reynolds Money Market Fund

Fund Termination and Liquidation

        On September 21, 2005, the Board of Directors of Reynolds Funds, Inc. determined that it is in the best interests of the shareholders of the Reynolds Money Market Fund to liquidate the Fund. In connection with this decision, the Fund will stop accepting orders to purchase shares of the Fund effective October 31, 2005.

Exchange With First American Treasury Obligations Fund

        Shareholders of any of the Reynolds Funds may exchange their shares into the First American Treasury Obligations Fund, a money market fund, at their relative net asset values. Shareholders who exchange their shares (other than shareholders exchanging from the Reynolds Money Market Fund) may have a taxable gain or loss as a result of the exchange.

        An affiliate of U.S. Bancorp Fund Services, LLC acts as the investment adviser to the First American Treasury Obligations Fund. Neither U.S. Bancorp Fund Services, LLC nor First American Treasury Obligations Fund is affiliated with the Reynolds Funds or the investment adviser to the Reynolds Funds.

For Additional Information

        You may call (800) 773-9665 with questions or for additional information, including to request a copy of the Prospectus for the First American Treasury Obligations Fund. You may also write to:

Reynolds Funds, Inc. c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202-5207